UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-3105

Oppenheimer Capital Appreciation Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 11/29/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS November 29, 2013* / Unaudited

	Shares	Value		Shares	Value

Common Stocks—98.2%			Oil, Gas & Consumable Fuels—2.9%

Consumer Discretionary—18.5%			Antero Resources Corp.[1]	472,360	$25,932,564

Hotels, Restaurants & Leisure—0.3%			Cabot Oil & Gas Corp.	253,490	8,732,730

Chipotle Mexican Grill, Inc.[1]	25,080	$13,138,409	EOG Resources, Inc.	151,100	24,931,500

Internet & Catalog Retail—4.8%			Noble Energy, Inc.	598,030	42,005,627

Amazon.com, Inc.[1]	329,150	129,560,023	Pioneer Natural Resources Co.	260,730	46,344,758

priceline.com, Inc.[1]	46,820	55,824,890			147,947,179

TripAdvisor, Inc.[1]	687,330	60,704,986	Financials—6.0%

		246,089,899	Capital Markets—4.6%

Media—6.0%			Ameriprise Financial, Inc.	664,170	71,896,403
Time Warner, Inc.	926,390	60,873,087	Charles Schwab Corp. (The)	2,566,500	62,827,920

Twenty-First Century Fox, Inc., Cl. B	3,273,360	108,119,081	Goldman Sachs Group, Inc. (The)	230,630	38,962,632

Walt Disney Co. (The)	1,973,954	139,242,715	Invesco Ltd.	961,620	33,512,457

		308,234,883	Northern Trust Corp.	441,590	26,049,394

Specialty Retail—4.6%					233,248,806

Home Depot, Inc. (The)	921,780	74,359,993	Insurance—1.3%

O’Reilly Automotive, Inc.[1]	207,733	25,958,316	Aon plc	812,640	66,343,930

Tiffany & Co.	613,639	54,699,780	Real Estate Investment Trusts (REITs)—0.1%

TJX Cos., Inc. (The)	1,271,122	79,928,151	American Tower Corp.	63,470	4,936,062

		234,946,240	Health Care—20.5%

Textiles, Apparel & Luxury Goods—2.8%			Biotechnology—11.2%
Nike, Inc., Cl. B	1,325,756	104,920,330	Amgen, Inc.	516,300	58,899,504

VF Corp.	163,920	38,452,353	Biogen Idec, Inc.[1]	636,780	185,283,877

		143,372,683	Celgene Corp.[1]	689,856	111,598,005

Consumer Staples—7.4%			Gilead Sciences, Inc.[1]	2,108,010	157,700,228

Beverages—2.6%			Vertex Pharmaceuticals, Inc.[1]	890,300	61,804,626

Brown-Forman Corp., Cl. B	737,773	55,347,731			575,286,240

SABMiller plc	1,507,490	77,696,305	Health Care Equipment & Supplies—1.9%

		133,044,036	Becton Dickinson & Co.	282,090	30,632,153

Food & Staples Retailing—3.0%			Medtronic, Inc.	1,134,790	65,046,163

Costco Wholesale Corp.	497,405	62,389,509			95,678,316

CVS Caremark Corp.	1,368,810	91,655,518	Health Care Providers & Services—1.6%

		154,045,027	UnitedHealth Group, Inc.	1,091,080	81,263,638

Food Products—1.8%			Health Care Technology—1.0%
Flowers Foods, Inc.	623,120	13,540,397	Cerner Corp.[1]	901,410	51,804,033

Hershey Co. (The)	253,030	24,516,077	Pharmaceuticals—4.8%

J.M. Smucker Co. (The)	543,190	56,622,126	Bristol-Myers Squibb Co.	1,833,493	94,204,870

		94,678,600	Pfizer, Inc.	2,609,300	82,793,089

Energy—5.7%			Roche Holding AG	244,200	67,923,980

Energy Equipment & Services—2.8%					244,921,939

Ensco plc, Cl. A	164,600	9,724,568

Halliburton Co.	1,344,050	70,804,554

Noble Corp. plc	255,830	9,752,240

Oceaneering International, Inc.	702,900	54,256,851

		144,538,213

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STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value		Shares	Value

Industrials—9.4%			IT Services—4.4%

Aerospace & Defense—3.7%			FleetCor Technologies, Inc.[1]	193,840	$23,605,835

B/E Aerospace, Inc.[1]	734,520	$63,903,240	Mastercard, Inc., Cl. A	152,920	116,343,065

Honeywell International, Inc.	410,870	36,366,104	Visa, Inc., Cl. A	408,459	83,105,068

Precision Castparts Corp.	346,610	89,581,354			223,053,968

		189,850,698	Semiconductors & Semiconductor Equipment—1.2%

Airlines—0.4%			Xilinx, Inc.	1,336,140	59,364,700

Copa Holdings SA, Cl. A	131,750	19,949,585	Software—2.5%

Building Products—0.6%			Autodesk, Inc.[1]	2,027,210	91,731,252

Fortune Brands Home & Security, Inc.	708,470	30,889,292	Salesforce.com, Inc.[1]	746,150	38,866,954

Electrical Equipment—0.7%					130,598,206

AMETEK, Inc.	693,360	34,127,179	Materials—2.3%

Machinery—2.7%			Chemicals—2.3%
Ingersoll-Rand plc	1,165,810	83,262,150	Ecolab, Inc.	254,833	27,310,453

Parker Hannifin Corp.	487,500	57,447,000	PPG Industries, Inc.	490,220	90,229,893

		140,709,150			117,540,346

Road & Rail—0.2%			Total Common Stocks
Kansas City Southern	104,630	12,662,323	(Cost $3,512,484,138)		5,024,505,429

Trading Companies & Distributors—1.1%

United Rentals, Inc.[1]	808,020	55,535,215	Investment Company—1.9%

Information Technology—28.4%			Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,3]

Communications Equipment—1.3%			(Cost $95,784,058)	95,784,058	95,784,058

Cisco Systems, Inc.	3,039,980	64,599,575	Total Investments, at Value

Computers & Peripherals—9.8%			(Cost $3,608,268,196)	100.1%	5,120,289,487

Apple, Inc.	611,774	340,189,168	Liabilities in Excess of Other Assets	(0.1)	(5,029,309)

EMC Corp.	4,271,970	101,886,484	Net Assets	100.0%	$5,115,260,178

Western Digital Corp.	781,040	58,609,242

		500,684,894

Internet Software & Services—9.2%
Facebook, Inc., Cl. A1	2,744,240	129,006,722

Google, Inc., Cl. A1	224,157	237,514,516

LinkedIn Corp., Cl. A1	468,245	104,900,927

		471,422,165
Footnotes to Statement of Investments * November 29, 2013 represents the last business day of the Fund’s reporting period. See accompanying Notes. 1. Non-income producing security.

2      OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 29, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 30, 2013[a]	Gross Additions	Gross Reductions	Shares November 29, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	82,389,901	277,342,115	263,947,958	95,784,058

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$ 95,784,058	$ 22,010
a. August 30, 2013 represents the last business day of the Fund’s reporting period. See accompanying Notes. 3. Rate shown is the 7-day yield as of November 29, 2013.

3      OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Quarterly and Annual Periods. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

4      OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

5      OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

6      OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of November 29, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$945,782,114	$—	$—	$945,782,114
Consumer Staples	304,071,358	77,696,305	—	381,767,663
Energy	292,485,392	—	—	292,485,392
Financials	304,528,798	—	—	304,528,798
Health Care	981,030,186	67,923,980	—	1,048,954,166
Industrials	483,723,442	—	—	483,723,442
Information Technology	1,449,723,508	—	—	1,449,723,508
Materials	117,540,346	—	—	117,540,346
Investment Company	95,784,058	—	—	95,784,058

Total Assets	$4,974,669,202	$145,620,285	$—	$5,120,289,487

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

7      OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 29, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$3,608,748,675

Gross unrealized appreciation	$1,534,712,612
Gross unrealized depreciation	(23,171,800)

Net unrealized appreciation	$1,511,540,812

8      OPPENHEIMER CAPITAL APPRECIATION FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/29/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Appreciation Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	1/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	1/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	1/13/2014